May 31, 2019

DREYFUS FAMILY OF FUNDS

Supplement to Current Statement of Additional Information

The following information supersedes and replaces any contrary information contained in the section in Part I of the Statement of Additional Information entitled "Officers":

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

Renee LaRoche-Morris 1971 President 2019

President and Director of The Dreyfus Corporation (to be renamed, BNY Mellon Investment Adviser, Inc. effective June 3,  2019) since January 2018; Chairman and Director of the Distributor since June 2018 and Executive Vice President of the Distributor since March 2018; Chief Financial Officer of BNY Mellon Wealth Management from May 2014 to December 2017

62 (121)

The following information supplements the information contained in the section in Part I of the Statement of Additional Information entitled "Officers":

Name Year of Birth Position Since	Principal Occupation During Past 5 Years	Number of Investment Companies (Portfolios) for which serves as an Officer (all managed by the Manager)

David DiPetrillo 1978 Vice President May 2019

Head of North American Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015

62 (121)

GRP1-5SAISTK-0519